Exhibit 99.1

Banzai Fully Regains Compliance with Nasdaq Continued Listing Requirement

SEATTLE – February 13, 2025 – Banzai International, Inc. (Nasdaq: BNZI) (“Banzai” or the “Company”), a leading marketing technology company that provides essential marketing and sales solutions, today announced that it has received a notification letter from the Hearings Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it has demonstrated compliance with the minimum stockholders’ equity requirement under Nasdaq Listing Rule 5550(b)(1). The Company’s securities will therefore continue to be listed and traded on The Nasdaq Capital Market.

Banzai previously received a notification letter from the Nasdaq Listing Qualifications Department on August 6, 2024, notifying the Company that its market value of listed securities was below the minimum requirement for continued listing on The Nasdaq Global Market, as outlined in Nasdaq Listing Rule 5450(b)(2)(A). As a result, the Company requested a hearing before a Nasdaq Hearings Panel (the “Panel”). At the hearing, the Company requested a phase-down to The Nasdaq Capital Market. The Panel granted the Company’s request for a phase-down pursuant to an exception to the stockholders’ equity requirement on that market.

Following the Company’s recent acquisition of Vidello Limited, which closed on January 31, 2025, the Company filed a Form 8-K with the Securities and Exchange Commission, on January 31, 2025, demonstrating that it had regained compliance with the stockholders’ equity requirement for continued listing on The Nasdaq Capital Market. As a result, the Panel determined that the Company had achieved compliance with the stockholders’ equity requirement and determined to close the Nasdaq compliance review. The Company will continue to be traded on The Nasdaq Capital Market under the trading symbol BNZI.

About Banzai

Banzai is a marketing technology company that provides AI-enabled marketing and sales solutions for businesses of all sizes. On a mission to help their customers grow, Banzai enables companies of all sizes to target, engage, and measure both new and existing customers more effectively. Banzai customers include Cisco, New York Life, Hewlett Packard Enterprise, Thermo Fisher Scientific, Thinkific, Doodle and ActiveCampaign, among thousands of others. Learn more at www.banzai.io. For investors, please visit https://ir.banzai.io.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often use words such as “believe,” “may,” “will,” “estimate,” “target,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “propose,” “plan,” “project,” “forecast,” “predict,” “potential,” “seek,” “future,” “outlook,” and similar variations and expressions. Forward-looking statements are those that do not relate strictly to historical or current facts. Examples of forward-looking statements may include, among others, statements regarding Banzai International, Inc.’s (the “Company’s”): future financial, business and operating performance and goals; annualized recurring revenue and customer retention; ongoing, future or ability to maintain or improve its financial position, cash flows, and liquidity and its expected financial needs; potential financing and ability to obtain financing; acquisition strategy and proposed acquisitions and, if completed, their potential success and financial contributions; strategy and strategic goals, including being able to capitalize on opportunities; expectations relating to the Company’s industry, outlook and market trends; total addressable market and serviceable addressable market and related projections; plans, strategies and expectations for retaining existing or acquiring new customers, increasing revenue and executing growth initiatives; and product areas of focus and additional products that may be sold in the future. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Forward-looking statements are not guarantees of future performance, and our actual results of operations, financial condition and liquidity and development of the industry in which the Company operates may differ materially from those made in or suggested by the forward-looking statements. Therefore, investors should not rely on any of these forward-looking statements. Factors that may cause actual results to differ materially include changes in the markets in which the Company operates, customer demand, the financial markets, economic, business and regulatory and other factors, such as the Company’s ability to execute on its strategy. More detailed information about risk factors can be found in the Company’s Annual Report on Form 10-K and the Company’s Quarterly Reports on Form 10-Q under the heading “Risk Factors,” and in other reports filed by the Company, including reports on Form 8-K. The Company does not undertake any duty to update forward-looking statements after the date of this press release.

Investor Relations

Chris Tyson

Executive Vice President

MZ Group - MZ North America

949-491-8235

BNZI@mzgroup.us

www.mzgroup.us

Media

Rachel Meyrowitz

Director, Demand Generation, Banzai

media@banzai.io